Exhibit (21)

                     LIST OF SUBSIDIARIES OF HSB GROUP, INC.


NAME OF COMPANY                                      STATE/JURISDICTION OF
                                                     INCORPORATION/
                                                     FORMATION

The Allen Insurance Company                           Bermuda

The Boiler Inspection and Insurance
 Company of Canada (wholly-owned
 by HSB Engineering Insurance Ltd.)                   Canada

Cordova/HSB Ventures, LLC
 (50% owned by HSB Ventures, Inc.)                    Georgia

EIG, Co. (wholly owned by
 The Hartford Steam Boiler Inspection and
 Insurance Company)                                   Delaware

Hartford Steam Boiler Colombia Ldta.
 (90% owned by The Hartford
 Steam Boiler Inspection and
 Insurance Company and 10% by HSB
 Group, Inc.)                                         Colombia

The Hartford Steam Boiler Inspection
 and Insurance Company                                Connecticut


The Hartford Steam Boiler Inspection
 and Insurance Company of Connecticut                 Connecticut


The Hartford Steam Boiler Inspection
 and Insurance Company of Texas                       Texas

Hartford Steam Boiler International GmbH
 (wholly-owned by The
 Hartford Steam Boiler Inspection and
 Insurance Company)                                   Germany

Hartford Steam Boiler (M) Sdn. Bhd.
(wholly-owned by The Hartford
 Steam Boiler Inspection and Insurance Company)       Malaysia

Hartford Steam Boiler (Singapore) PTE Ltd.
 (wholly-owned by The
  Hartford Steam Boiler Inspection
  and Insurance Company)                              Singapore

HSB Africa (wholly-owned by HSB Engineering
 Insurance Limited)                                   South Africa

HSB Associates, Inc.                                  New York

HSB Capital I                                         Delaware

HSB Capital II                                        Delaware

HSB Capital Corp. I, Inc. (wholly-owned by HSB
 Engineering Finance Corporation)                     Delaware


HSB Engineering Finance Corporation                   Delaware

HSB Engineering Insurance Limited
 (wholly-owned by EIG Co.)                            England



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HSB Haughton Engineering Insurance
 Services, Ltd. (wholly-owned by
 HSB Engineering Insurance Limited)                   England

HSB Haughton (Ireland) Limited
 (wholly-owned by HSB Haughton
 Engineering Services, Ltd.)                          Ireland

HSB Inspection Quality Limited
 (wholly-owned by HSB Haughton
 Engineering Insurance Services, Ltd.)                England

HSB Investment Corporation (wholly-owned
 by The Hartford Steam
 Boiler Inspection and Insurance Company)             Connecticut

HSB Professional Loss Control, Inc.
 (wholly-owned by The Hartford
 Steam Boiler Inspection and Insurance Company)       Tennessee

HSB Reliability Technologies Corp.
 (wholly-owned by The Hartford
 Steam Boiler Inspection and Insurance Company)       Florida

HSB-RS Korea (wholly-owned by
 The Hartford Steam Boiler Inspection
 and Insurance Company)                               Korea

HSB Servicetouch, LLC (52% owned by
 The Hartford Steam Boiler
 Inspection and Insurance Company)                    Connecticut

HSB Ventures, Inc. (wholly-owned by
 HSB Engineering Finance
 Corporation)                                         Delaware

Integrated Process Technologies, LLC
 (51% owned by The Hartford
 Steam Boiler Inspection and Insurance Company)       Delaware

One State Street Intermediaries                       Connecticut

Ra-Hart Investment Company (wholly-owned
 by The Hartford Steam
 Boiler Inspection and Insurance Company)             Texas

Solomon Associates, Inc.                              Texas

Solomon Associates International, Inc.
 (wholly-owned by Solomon
 Associates, Inc.)                                    Texas

Solomon Associates Limited (wholly-owned
 by Solomon Associates
 International, Inc.)                                 United Kingdom

Structural Integrity Associates, Inc.
 (wholly-owned by The Hartford
 Steam Boiler Inspection and Insurance Company)       California